UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/13/2012

Dick's Sporting Goods, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31463

Delaware	16-1241537
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

345 Court Street
Coraopolis, PA 15108
(Address of principal executive offices, including zip code)

724-273-3400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On February 13, 2012, the Board of Directors of Dick's Sporting Goods, Inc. authorized and declared its first quarter dividend in the amount of $0.125 per share on the Company's Common Stock and Class B Common Stock. The dividend is payable in cash on March 30, 2012 to stockholders of record at the close of business on March 2, 2012.

       A copy of the press release announcing the cash dividend is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits. The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.                 Description

99.1                Press Release dated February 14, 2012 by Dick's Sporting Goods, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dick's Sporting Goods, Inc.

Date: February 14, 2012	By:	/s/ Timothy E. Kullman
Timothy E. Kullman
EVP - Finance, Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated February 14, 2012